Proven Strategies Producing Results

Midwest Seminar - Chicago
April 14-16, 2004

PEOPLES ENERGY

Forward-Looking Information

In our presentation today, we will be making some forward-looking statements such as business plans and expectations for future development and earnings growth. Actual results could differ materially from such expectations because of many uncertainties, some of which are listed in the written materials provided to you or in the Company's most recent Form 10-K filed with the Securities and Exchange Commission, as such information may be updated by subsequent filings under the Securities Exchange Act of 1934.

Strategic Overview

PEOPLES ENERGY

Asset Based Operations


Chicago
SCEP
Elwood
Manlove

- One million retail customers
- 6,000 mile gas distribution system
- 35 BCF Manlove storage
- 2 BCF/d transmission pipeline
- 805 MW gas-fired electric peaking capacity in Chicago area (Elwood, SCEP)
- 200,000 MMBTU/d propane-based peaking facility
- 182 BCFE of proved oil and gas reserves as of 9/30/03

Financial Objectives and Strategy


Manage and mitigate risk in all businesses
Financial Objectives
5% long-term eps growth
Solid balance sheet
Attractive returns on capital
Strong dividend
Enhance and expand core gas distribution business
Continue to build diversified energy businesses to augment growth

PEOPLES ENERGY

Business Overview

Business Mix



Operating Income*
Capital and Equity Investments
25%
75%
20%
80%
FY 2003
at 9/30/03
Diversified Businesses
Gas Distribution

Business Segments



Oil and Gas Production
Midwest Based Energy Businesses
Midstream
Retail Energy
Power
Gas Distribution

*Includes allocation of corporate and other

Consistently Focused Diversification Strategy Since 1998

PEOPLES ENERGY

Track Record (1998-2003)

Fiscal Year


Earnings & Dividends Per Share
$3.25
$2.50
$1.75
$1.00
$0.25
$2.25
$2.52
$2.34
$2.74
$2.51
$2.87
1998
1999
2000
2001
2002
2003
Dividends per share

- 5% EPS growth
- 2% dividend growth
- 11.4% average return on year-end equity
- Strong balance sheet

PEOPLES ENERGY

Diversified Energy Portfolio - Operating Results

Fiscal Year (excludes corporate and other)



Millions
$80
$60
$40
$20
$0
1999
2000
2001
2002
2003
2004E

FY 2004 Outlook

- Continued outstanding operating income growth
- Total capital and equity investments of $450MM
- Exceed 10-15% long-term growth target
- Self funding

Proven Track Record of Successfully Growing Diversified Energy Businesses

PEOPLES ENERGY

Drivers of Long-Term Earnings Growth

- Improved operating efficiencies and asset utilization in all businesses
- Strong cash flow
  - ~$250MM/yr in FFO generated from existing businesses
  - ~$50MM/yr free cash flow available for growth
- Diversified energy business growth
  - Grow reserve base and production
  - Expand Midstream, Retail footprints
- Strategic acquisitions and/or alliances to expand core utility platform

Gas Distribution

PEOPLES ENERGY.

Gas Distribution


Wisconsin
Illinois
North Shore Gas Service Territory
Lake County
Cook County
Lake Michigan
Cook County
DuPage County
Peoples Gas Service Territory
N

- Core business serving 1MM customers in Chicago metropolitan market
- Solid and consistent cash flows and returns
  - Cash flow covers capital investment and common stock dividend
- Regulatory Status
  - Allowed ROE - 11.1% PGL, 11.3% NS
  - Recovery of gas costs through PGA
  - Complete gas unbundling

PEOPLES ENERGY

Gas Distribution Margin

Fiscal 2003

Delivery Margin By Class



Industrial
5%
Commercial
17%
Residential
78%

Fiscal Year

Total Delivery Margin



Millions
$500
$400
$300
$200
Per cent colder (warmer) than normal
2001
4%
2002
(12%)
2003
4%
Actual
Normalized

PEOPLES ENERGY

Gas Distribution - O&M Expenses

Fiscal Year



Millions
$300
$200
$100
$0
1999
2000
2001
2002
2003
2004E
Total O&M expenses
Excludes pension expense (credits), bad debt and mercury program

PEOPLES ENERGY

Gas Distribution - Strategic Direction

- Continue to focus on cost reductions and capital efficiency
- Promote energy assistance programs while improving credit and collection processes
- Actively manage price risk
- Consider new regulatory approaches

Gas Distribution -
FY 2001 Gas Charge Reconciliation Case

- Major issues raised
  - Hedging
  - Use of storage
  - Enron contract
- Company position — purchasing practices were prudent and consistent with prior years
  - Corporate web site
- Current schedule
  - Status hearing 5/12/04
  - No resolution expected before late 2004

PEOPLES ENERGY

Diversified Energy Businesses

PEOPLES ENERGY

Midwest Based Energy Businesses

Midstream Services



- Exploits strategic Midwest location
- Future growth driven by wholesale marketing and asset management activities

Retail Energy Services



- Leveraging Peoples Energy Midwest presence
- Successful business model

Power Generation



- Two successful peaking plants in Chicago area ($20MM cash contribution in FY 04)
- Long-term contracts, no fuel price risk

PEOPLES ENERGY

Midwest Based Energy Businesses - Strategic Direction







- Midstream Services
  - Expand footprint in the upper Midwest marketplace
  - Lease / acquire new assets
- Retail Energy Services
  - Continue growth in Illinois customers and volumes
  - Expand regional footprint in a controlled manner
- Power Generation
  - Monetize existing development sites
  - Will consider attractive investment opportunities

PEOPLES ENERGY

Oil and Gas Production



- Excellent hedge to gas distribution business
- Successful, lower risk business model
  - Acquire and exploit strategy (proved reserves with upside)
  - Complementary drilling program
  - Active hedging program

PEOPLES ENERGY

Oil and Gas Production - Strategic Direction

- Target 10% annual production growth
- Acquisition of producing properties combined with complementary drilling program
- Expand operations into other region(s)
- $4.00-$5.00/MMBTU NYMEX price assumption over next several years

PEOPLES ENERGY

Oil and Gas Production - Drilling & Exploitation Success

Fiscal Year

	2001	2002	2003
Wells Drilled	27	23	46
Success Rate	89%	91%	85%
Reserves Added (BCFE)	9	15	33
Reserves Developed (BCFE)	14	21	36
Capital ($MM)	$24	$32	$54
Reserve Replacement Ratio	57%	78%	128%

PEOPLES ENERGY

Oil & Gas Production

Proved Reserves


BCFE
200
180
160
140
120
100
80
60
40
20
0
1998
1999
2000
2001
2002
2003

Average Net Daily Production


MMCFED
90
75
60
45
30
15
0
+15-20%
1998
1999
2000
2001
2002
2003
2004E

Operated Non-Operated

PEOPLES ENERGY

Oil & Gas Production - Hedge Position (Gas)

	Volume Hedged (MMBTU)	Wtd. Avg. Prices ($/MMBTU)
Remaining FY 2004 (May-Sept.) (1)		
Swaps (52%)	5,615,500	$4.14
Collars (48%)	5,278,500	$4.35 - $5.63
	10,894,000 (2)	$4.24 - $4.86
FY 2005 (1)		
Swaps (38%)	8,363,750	$4.10
Collars (62%)	13,779,750	$4.37 - $5.45
	22,143,500 (3)	$4.27 - $4.94

(1) As of April 12, 2004

(2) Approximately 80% of expected production

(3) Approximately 75% assuming no change in production versus 2004

PEOPLES ENERGY

Financial Update

FY 2004 Outlook - $2.70 - $2.85 per Share


Operating Income (Millions)
$200
$150
$100
$50
$0
Gas Distribution
Diversified
Plan
Outlook

- Gas Distribution
  - Warmer weather / lower margin
  - Higher operating expenses
  - Lower bad debt expense
- Diversifieds up $10-$15MM over original plan
  - Driven by Oil & Gas and Retail
  - Average NYMEX price - $5.20 per MMBTU (May-Sept.)
  - Gas price sensitivity - $0.25 per MMBTU = $1.2MM

PEOPLES ENERGY

Second Quarter Outlook
FY 2004 vs. 2003

- EPS 15-20% lower
- Gas Distribution
  - Weather 5.2% or 176 degree days warmer than last year
  - Lower normalized demand
  - Higher operating expenses
- Diversified
  - Continued strong Oil & Gas and Retail growth
  - Lower Midstream results
- Higher shares outstanding
  - 37.4MM shares versus 35.8MM in 2003

PEOPLES ENERGY

Gas Production (MMCFD)



80
70
60
50
40
30
20
$5.00
$4.80
$4.60
$4.40
$4.20
$4.00
$3.80
$3.60
$3.40
$3.20
$3.00
1QFY03
2QFY03
3QFY03
4QFY03
1QFY04
2QFY04E
Average daily production
Net realized price

PEOPLES ENERGY

Gas Distribution - Bad Debt Expense

Fiscal Year



Millions
$50
$40
$30
$20
$10
$0
2000
2001
2002
2003
2004E

	2000	2001	2002	2003	2004E
Per cent of revenue	1.8%	2.2%	4.2%	2.8%	
Revenue	$1.1B	$1.8B	$1.0B	$1.5B	

- Higher FY 2001-2003 experience reflects high gas prices, carryover from winter FY 2000-2001 price shock
- We are aggressively addressing this issue
- Expect lower FY 2004 expense

PEOPLES ENERGY

Consolidated - Pension Expense (Credit)

Fiscal Year



Millions
$10
-$10
-$30
-$50
2001
2002
2003
2004E

FY 2004 Outlook

- Actuarial assumptions
  - 6.00% discount rate
  - 8.75% return on assets
- No cash contribution required
- Well funded

PEOPLES ENERGY

Capital Spending

Fiscal Year



Millions
$350
$300
$250
$200
$150
$100
$50
$0
2000
2001
2002
2003
2004E
Other
Oil & Gas
Power Generation
Gas Distribution

FY 2004 Outlook

- $80-$85MM for Gas Distribution
- $85-$90MM for Oil & Gas
- Limited capital requirements in Midstream, Retail, Power

PEOPLES ENERGY

Capital Structure

Fiscal Year End



Millions
$2,500
$2,000
$1,500
$1,000
$500
$0
56%
61%
54%
53%
50%-55%
44%
39%
46%
47%
45%-50%
2000
2001
2002
2003
2004E
ROE 11% 12% 11% 12% 11-12%
Total Debt
Common Stockholders' Equity

- Continued strong balance sheet and credit ratings
- No incremental borrowing anticipated in FY 2004
- Approximately 1MM new common shares expected in FY 2004
- Interest expense down slightly
- PEC credit facility renewed for 3 years at $225MM

PEOPLES ENERGY

Financial Summary

- Still on track to hit original target range of $2.70-$2.85 per share
- Gas Distribution results lower than expected, diversified stronger (Oil & Gas, Retail)
- Balance sheet and liquidity very strong
- Cash flow should approximately cover capex in FY 2004

PEOPLES ENERGY

Recap

PEOPLES ENERGY

Key Investment Considerations


Annualized Total Return Comparison
15%
10%
5%
0%
-5%
12.6%
-1.2%
0.3%
5-years ended 3/31/04
Peoples Energy
S&P 500
S&P 500 Utilities index

Source: Bloomberg

- Core utility business augmented by diversified growth
- Track record of consistent, low-risk earnings growth
- Sustained dividend growth / attractive yield
- Strong balance sheet and liquidity
- Accounting clarity / strong corporate governance

Q&A

Proven Strategies Producing Results